Exhibit 10.5(e)

AMENDMENT NO. 4

Dated as of January 24, 2017

to

CREDIT AGREEMENT

Dated as of April 27, 2012

THIS AMENDMENT NO. 4 (this “Amendment”) is made as of January 24, 2017 by and among Watsco, Inc., a Florida corporation (the “Company”), Watsco Canada, Inc., a New Brunswick corporation (the “Canadian Borrower” and, collectively with the Company, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), under that certain Credit Agreement dated as of April 27, 2012 by and among the Borrowers, the Canadian Subsidiary Borrowers from time to time party thereto, the Lenders, the Administrative Agent and JPMorgan Chase Bank, N.A., as Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrowers have requested that the requisite Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1. Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended to insert the following definition in the appropriate alphabetical order:

“Amendment No. 4 Effective Date” means January 24, 2017.

(b) Section 2.05(a) of the Credit Agreement is hereby amended to delete the reference to “agrees to make” and replace such reference with a reference to “may in its sole discretion make”.

(c) Section 2.06(b) of the Credit Agreement is hereby amended to delete each reference to “$50,000,000” appearing therein and replace each such reference with a reference to “$10,000,000”.

(d) Section 2.17 of the Credit Agreement is hereby amended to insert a new clause (j) therein immediately following clause (i) thereof as follows:

(j) Certain FATCA Matters. For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment No. 4 Effective Date, the Loan Parties and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement and the Loans as not qualifying as “grandfathered obligations” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i) or 1.1471-2T(b)(2)(i).

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the condition precedent that:

(a) The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Subsidiary Guarantors, the Required Lenders, the Issuing Banks, the Swingline Lender and the Administrative Agent.

3. Representations and Warranties of the Loan Parties. Each Loan Party hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of such Loan Party and are enforceable against such Loan Party in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of such Borrower set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects (provided that any representation or warranty qualified by materiality or Material Adverse Effect is true and correct in all respects).

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Consent and Reaffirmation. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Credit Agreement, the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Credit Agreement, the Subsidiary Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

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6. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

WATSCO, INC., as the Company

By:	/s/ Ana M. Menendez
Name:	Ana M. Menendez
Title:	CFO and Treasurer

WATSCO CANADA, INC., as the Canadian Borrower

By:	/s/ Ana M. Menendez
Name:	Ana M. Menendez
Title:	VP and Treasurer

Signature Page to Amendment No. 4 to

Credit Agreement dated as of April 27, 2012

Watsco, Inc. et al

WATSCO CANADA, INC.,		WATSCO HOLDINGS, INC.,
as a Subsidiary Guarantor		as a Subsidiary Guarantor

By:	/s/ Ana M. Menendez	By:	/s/ Ana M. Menendez
Name:	Ana M. Menendez	Name:	Ana M. Menendez
Title:	VP and Treasurer	Title:	VP and Treasurer

WATSCO HOLDINGS II, INC.,		WATSCO HOLDINGS III, LLC,
as a Subsidiary Guarantor		as a Subsidiary Guarantor

By:	/s/ Ana M. Menendez	By:	/s/ Ana M. Menendez
Name:	Ana M. Menendez	Name:	Ana M. Menendez
Title:	VP and Treasurer	Title:	VP and Treasurer

EAST COAST METAL DISTRIBUTORS LLC,		BAKER DISTRIBUTING COMPANY LLC,
as a Subsidiary Guarantor		as a Subsidiary Guarantor

By:	/s/ Ana M. Menendez	By:	/s/ Ana M. Menendez
Name:	Ana M. Menendez	Name:	Ana M. Menendez
Title:	VP and Asst. Secretary	Title:	VP and Asst. Secretary

GEMAIRE DISTRIBUTORS LLC, as a Subsidiary Guarantor

By:	/s/ Ana M. Menendez
Name:	Ana M. Menendez
Title:	VP and Asst. Secretary

Signature Page to Amendment No. 4 to

Credit Agreement dated as of April 27, 2012

Watsco, Inc. et al

JPMORGAN CHASE BANK, N.A., individually as a Lender, as the Swingline Lender, as an Issuing Bank and as Administrative Agent

By:	/s/ Blakely Engel
Name:	Blakely Engel
Title:	Vice President

Signature Page to Amendment No. 4 to

Credit Agreement dated as of April 27, 2012

Watsco, Inc. et al

BANK OF AMERICA, N.A., as a Lender and as an Issuing Bank

By:	/s/ Julia H. Rocawich
Name:	Julia H. Rocawich
Title:	Senior Vice President

BANK OF AMERICA, N.A. (CANADA BRANCH), as a Lender

By:	/s/ Medina Sales de Andrade
Name:	Medina Sales de Andrade
Title:	Vice President

Signature Page to Amendment No. 4 to

Credit Agreement dated as of April 27, 2012

Watsco, Inc. et al

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and as an Issuing Bank

By:	/s/ Benny Gonzalez
Name:	Benny Gonzalez
Title:	Vice President

Signature Page to Amendment No. 4 to

Credit Agreement dated as of April 27, 2012

Watsco, Inc. et al

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kenneth R. Fieler
Name:	Kenneth R. Fieler
Title:	Vice President

Signature Page to Amendment No. 4 to

Credit Agreement dated as of April 27, 2012

Watsco, Inc. et al

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Myriam C. Bailey
Name:	Myriam C. Bailey
Title:	Senior Vice President

Signature Page to Amendment No. 4 to

Credit Agreement dated as of April 27, 2012

Watsco, Inc. et al

BRANCH BANKING & TRUST COMPANY, as a Lender

By:	/s/ Charles Graeub, III
Name:	Charles Graeub, III
Title:	Vice President

Signature Page to Amendment No. 4 to

Credit Agreement dated as of April 27, 2012

Watsco, Inc. et al

BANK OF MONTREAL, CHICAGO BRANCH, as a Lender

By:	/s/ Thomas Hasenauer
Name:	Thomas Hasenauer
Title:	Director

BANK OF MONTREAL, TORONTO BRANCH, as a Lender

By:	/s/ Peter Chauvin
Name:	Peter Chauvin
Title:	Director

Signature Page to Amendment No. 4 to

Credit Agreement dated as of April 27, 2012

Watsco, Inc. et al

REGIONS BANK, as a Lender

By:	/s/ Alfred J. Bacchi
Name:	Alfred J. Bacchi
Title:	Managing Director

Signature Page to Amendment No. 4 to

Credit Agreement dated as of April 27, 2012

Watsco, Inc. et al